UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 9, 2011

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34473	20-2533768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Research Commons
79 T.W. Alexander Drive

 Research Triangle Park, North Carolina  27709

(Address of principal executive offices)

                                   (919) 316-6300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒        Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in the definitive proxy statement on Schedule 14A filed by Talecris Biotherapeutics Holdings Corp. (“Talecris”) with the U.S. Securities and Exchange Commission (the “SEC”) on January 14, 2011 in connection with Talecris’ pending acquisition (the “Talecris-Grifols Merger”) by Grifols, S.A. (“Grifols”) and in the current report on Form 8-K filed by Talecris with the SEC on February 4, 2011, Grifols is party to a timing agreement with the Federal Trade Commission (“FTC”) staff under which it has agreed not to close the Talecris-Grifols Merger prior to 11:59 p.m. on March 6, 2011, unless early termination is granted by the FTC.  On February 9, 2011, Grifols agreed to provide written notice to the FTC staff at least thirty days prior to closing the Talecris-Grifols Merger and, in any event,  not to close the Talecris-Grifols merger until after 11:59 p.m. on March 20, 2011.  There can be no assurance that Grifols will reach resolution with the FTC by March 20, 2011. Under the pending merger agreement, if the Talecris-Grifols merger is not closed by the current “outside date” of March 6, 2011, then under specified circumstances, either Grifols or Talecris may elect to cause the “outside date” to be extended to a date not later than the expiration of Grifols financing for the transaction, or September 6, 2011, whichever is earlier.

Additional Information

            In connection with the proposed transaction, (1) Grifols has filed with the SEC a Registration Statement on Form F-4 that includes a joint proxy statement of Grifols and Talecris (the “Proxy Statement”) that also constitutes a prospectus of Grifols and (2) Talecris has filed with the SEC a definitive Proxy Statement on Schedule 14A.  Before making any voting or investment decision, investors are urged to read the Proxy Statement because it contains important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website at www.sec.gov and by directing a request to Talecris Biotherapeutics Holdings Corp. 4101 Research Commons, 79 T.W. Alexander Drive Research Triangle Park, North Carolina 27709, Attention: Investor Relations.

            Talecris, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Talecris’ directors and executive officers in its Form S-4 filed with the SEC on April 13, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from Talecris using the contact information above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talecris Biotherapeutics Holdings Corp. (Registrant)
Date: February 10, 2011	/s/ John F. Gaither, Jr. Name: John F. Gaither, Jr. Title: Executive Vice President, General Counsel and Corporate Secretary